UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2020

Date of reporting period:	January 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 9, 2021

Dear Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/20)

Investment objective

Long-term capital appreciation

Net asset value December 31, 2020

Class IA: $23.60	Class IB: $23.53

Total return at net asset value

				Russell 3000
				Value —
			Russell	Russell Midcap
(as of	Class IA	Class IB	Midcap	Growth Linked
12/31/20)	shares*	shares*	Growth Index	Benchmark†
1 year	52.99%	52.62%	35.59%	35.59%
5 years	138.83	135.82	135.22	126.60
Annualized	19.02	18.72	18.66	17.77
10 years	301.78	291.81	306.13	281.46
Annualized	14.92	14.63	15.04	14.33
Life	689.62	655.88	791.71	548.76
Annualized	12.41	12.13	13.18	11.16

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

As of April 30, 2018, the Russell Midcap Growth Index replaced the Russell 3000 Value Index as the primary benchmark for this fund. In Putnam Investment Management, LLC’s opinion, the securities tracked by the Russell Midcap Growth Index more accurately reflect the types of securities that generally will be held by the fund.

†The Russell 3000 Value — Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from the inception date of the fund, May 1, 2003, through April 29, 2018, and performance of the Russell Midcap Growth Index from April 30, 2018 and thereafter.

The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

The Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Sustainable Future Fund 1

Report from your fund’s managers

How was the investing environment during the 12-month reporting period ended December 31, 2020?

It was a remarkable year for stock market investing. As the COVID-19 pandemic began to spread globally, financial markets encountered unprecedented bouts of volatility. Manufacturing activities ceased worldwide as stay-at-home orders went into effect. All three major U.S. stock indexes fell into bear market territory, and at the close of March, the S&P 500 Index posted its sharpest quarterly decline since 2008.

Just as surprising to many investors was the rebound that followed. In April 2020, major stock indexes posted their best monthly percentage gains since 1987, and stocks continued to advance through the summer. In September, market volatility picked up as COVID-19 cases began to surge globally, and stocks posted losses in September and October. The market rebounded in November and December, buoyed by optimism about COVID-19 vaccines.

How did Putnam VT Sustainable Future Fund perform in this environment?

For the 12-month period, the fund’s IA shares delivered a return of 52.99%, outperforming the fund’s primary benchmark, the Russell Midcap Growth Index, which returned 35.59%.

What were some holdings that helped fund performance?

The top contributor to performance was Sunrun, a leader in residential solar installations in the United States. Demand for the company’s products and services has increased as consumers seek cleaner energy sources and as communities deal with extreme weather and related power outages. Sunrun has grown its volumes at a steady and consistent pace, and it recently solidified its leadership position by merging with Vivint solar, which we believe should result in meaningful cost and cross-sell synergies.

Another performance highlight was Livongo, a technology company that helps with the management and treatment of chronic health conditions. The company delivered strong revenue growth as its services resonated with customers. In October 2020, Livongo was acquired by Teladoc, a company that provides medical consultations by phone and video. We sold our position in Livongo before period-end.

Could you discuss some stocks or strategies that detracted from the fund’s performance?

Herman Miller, a provider of office and home furniture, was a detractor. The stock underperformed due to fears of a broad economic slowdown and uncertainty about future demand for office furniture. We believe that the company’s strong retail brands and longstanding design-centric focus will continue to appeal to customers. In our view, the company continues to offer solid long-term fundamental prospects and its stock is attractively valued. Herman Miller remained in the portfolio at period-end.

Interface was also a detractor. The company’s commercial carpet business was affected by the pandemic as many workers moved out of office settings and companies paused their investments in office space. Future flooring orders declined, and doubts were raised about future demand for office space. Interface’s revenue and earnings declined during this period of uncertainty. At period-end, we continued to hold Interface in the portfolio. We believe businesses will eventually need to reinvest and/or reconfigure their workspaces, and Interface offers the type of environmentally friendly products that are preferred by a growing number of customers.

As the fund begins a new fiscal year, what is your outlook?

The complexities of 2020 gave us an opportunity to test our processes and performance in an extreme set of conditions. Sustainable investing strategies fared well, as did our active investment approach. Regardless of the economic backdrop, our focus remains on individual stock selection. With our research-driven process, we consider fundamentals, valuation, and sustainability analysis for the companies we examine. Looking ahead, we believe that our range of investment opportunities will expand even further. Across every sector, we are seeing many more companies increasing their focus on relevant, strategic sustainability solutions.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks. Investing with a focus on companies whose products and services produce a positive environmental, social, and economic development impact may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

2 Putnam VT Sustainable Future Fund

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Sustainable Future Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/20 to 12/31/20. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/19	0.78%	1.03%
Annualized expense ratio for the six-month
period ended 12/31/20*	0.78%	1.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/20		ended 12/31/20
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.63	$6.11	$3.96	$5.23
Ending value
(after
expenses)	$1,361.80	$1,360.10	$1,021.22	$1,019.96

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Sustainable Future Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Sustainable Future Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Sustainable Future Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Sustainable Future Fund 5

The fund’s portfolio 12/31/20

COMMON STOCKS (95.3%)*	Shares	Value

Banks (2.2%)
First Republic Bank	7,007	$1,029,539
		1,029,539
Biotechnology (3.2%)
Regeneron Pharmaceuticals, Inc. †	870	420,306
Seagen, Inc. †	3,750	656,775
Vertex Pharmaceuticals, Inc. †	1,650	389,961
		1,467,042
Building products (1.5%)
AZEK Co., Inc. (The) †	9,108	350,203
Trex Co., Inc. † S	4,190	350,787
		700,990
Capital markets (2.0%)
MSCI, Inc.	2,080	928,782
		928,782
Chemicals (4.7%)
Ecolab, Inc.	2,410	521,428
Ingevity Corp. †	6,560	496,789
Koninklijke DSM NV (Netherlands)	4,398	757,626
Novozymes A/S Class B (Denmark)	6,640	381,075
		2,156,918
Commercial services and supplies (2.5%)
Herman Miller, Inc.	19,580	661,804
Interface, Inc.	48,415	508,358
		1,170,162
Containers and packaging (1.9%)
Ball Corp.	9,380	874,028
		874,028
Diversified consumer services (2.1%)
Chegg, Inc. †	6,500	587,145
WW International, Inc. †	16,380	399,672
		986,817
Diversified financial services (1.2%)
Eurazeo SA (France) †	8,481	575,427
		575,427
Diversified telecommunication services (0.9%)
Liberty Global PLC Class C (United Kingdom) †	16,750	396,138
		396,138
Electric utilities (1.5%)
NextEra Energy, Inc.	9,050	698,208
		698,208
Electrical equipment (2.2%)
Array Technologies, Inc. †	9,611	414,619
Sunrun, Inc. †	8,920	618,870
		1,033,489
Electronic equipment, instruments, and components (2.7%)
Itron, Inc. †	5,410	518,819
Trimble Inc. †	11,130	743,150
		1,261,969
Food products (3.7%)
Beyond Meat, Inc. † S	980	122,500
Laird Superfood, Inc. † S	6,260	296,223
McCormick & Co., Inc. (non-voting shares)	7,940	759,064
Nomad Foods, Ltd. (United Kingdom) †	21,940	557,715
		1,735,502
Health-care equipment and supplies (12.8%)
Cooper Cos., Inc. (The)	1,930	701,208
Danaher Corp.	6,449	1,432,581
DexCom, Inc. †	640	236,621
Edwards Lifesciences Corp. †	5,260	479,870
Hologic, Inc. †	10,480	763,258
IDEXX Laboratories, Inc. †	1,020	509,867
Insulet Corp. †	1,410	360,438

COMMON STOCKS (95.3%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Mesa Laboratories, Inc. S	2,049	$587,325
Nevro Corp. †	2,610	451,791
ResMed, Inc.	2,070	439,999
		5,962,958
Health-care providers and services (1.3%)
HealthEquity, Inc. †	8,670	604,386
		604,386
Health-care technology (1.5%)
Teladoc Health, Inc. † S	3,520	703,859
		703,859
Hotels, restaurants, and leisure (3.2%)
Chipotle Mexican Grill, Inc. †	730	1,012,298
Vail Resorts, Inc.	1,620	451,915
		1,464,213
Household durables (0.5%)
Purple Innovation, Inc. †	7,420	244,415
		244,415
Interactive media and services (1.0%)
Pinterest, Inc. Class A †	6,999	461,234
		461,234
Internet and direct marketing retail (1.4%)
Etsy, Inc. †	2,390	425,205
Stitch Fix, Inc. Class A †	4,130	242,514
		667,719
IT Services (3.5%)
GoDaddy, Inc. Class A †	9,560	793,002
Mastercard, Inc. Class A	1,940	692,464
Snowflake, Inc. Class A † S	445	125,223
		1,610,689
Life sciences tools and services (3.9%)
Bio-Rad Laboratories, Inc. Class A †	1,300	757,822
Thermo Fisher Scientific, Inc.	2,290	1,066,636
		1,824,458
Machinery (1.0%)
Xylem, Inc.	4,660	474,341
		474,341
Mortgage real estate investment trusts (REITs) (1.8%)
Hannon Armstrong Sustainable Infrastructure
Capital, Inc. R S	12,910	818,881
		818,881
Multiline retail (1.3%)
Dollar General Corp.	2,880	605,664
		605,664
Pharmaceuticals (0.9%)
Zoetis, Inc.	2,450	405,475
		405,475
Road and rail (0.4%)
Lyft, Inc. Class A †	3,870	190,133
		190,133
Semiconductors and semiconductor equipment (6.4%)
Applied Materials, Inc.	11,150	962,245
ASML Holding NV (Netherlands)	1,550	755,966
Cree, Inc. † S	2,740	290,166
First Solar Inc. †	3,390	335,339
NXP Semiconductors NV	3,990	634,450
		2,978,166
Software (19.5%)
Adobe, Inc. †	2,751	1,375,830
Crowdstrike Holdings, Inc. Class A †	5,110	1,082,400
DocuSign, Inc. †	4,010	891,423
Dynatrace, Inc. †	18,141	784,961
Elastic NV †	2,520	368,248
Everbridge, Inc. † S	5,752	857,451
Lightspeed POS, Inc. (Canada) †	11,660	822,951
RingCentral, Inc. Class A †	2,705	1,025,111

6 Putnam VT Sustainable Future Fund

COMMON STOCKS (95.3%)* cont.	Shares	Value

Software cont.
Salesforce.com, Inc. †	1,604	$356,938
Talend SA ADR †	15,280	585,835
Verra Mobility Corp. †	30,800	413,336
Vertex, Inc. Class A † S	13,975	487,029
		9,051,513
Textiles, apparel, and luxury goods (1.3%)
lululemon athletica, Inc. (Canada) †	1,665	579,470
		579,470
Trading companies and distributors (1.3%)
United Rentals, Inc. †	2,680	621,519
		621,519

Total common stocks (cost $26,502,420)		$44,284,104

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value

Fortive Corp. Ser. A, 5.00% cv. pfd.	525	$527,206
Total convertible preferred stocks (cost $397,672)		$527,206

SHORT-TERM INVESTMENTS (10.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	3,586,710	$3,586,710
Putnam Short Term Investment Fund Class P 0.17% L	1,464,610	1,464,610
Total short-term investments (cost $5,051,320)		$5,051,320

Total investments (cost $31,951,412)		$49,862,630

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $46,466,595.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $7,828 to cover certain derivative contracts.

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $855,937)
		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type*	date	Value	face value	depreciation
Bank of America N.A.
	Euro	Sell	3/17/21	$372,230	$370,503	$(1,727)
Barclays Bank PLC
	British Pound	Sell	3/17/21	184,833	182,192	(2,641)
HSBC Bank USA, National Association
	British Pound	Sell	3/17/21	89,201	87,864	(1,337)
JPMorgan Chase Bank N.A.
	Euro	Sell	3/17/21	81,861	81,466	(395)
State Street Bank and Trust Co.
	Euro	Sell	3/17/21	84,431	83,735	(696)
UBS AG
	Euro	Sell	3/17/21	50,414	50,177	(237)
Unrealized appreciation						—
Unrealized (depreciation)						(7,033)
Total						$(7,033)

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT Sustainable Future Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$857,372	$—	$—
Consumer discretionary	4,548,298	—	—
Consumer staples	1,735,502	—	—
Financials	2,777,202	575,427	—
Health care	10,968,178	—	—
Industrials	4,190,634	—	—
Information technology	14,902,337	—	—
Materials	1,892,245	1,138,701	—
Utilities	698,208	—	—
Total common stocks	42,569,976	1,714,128	—
Convertible preferred stocks	—	527,206	—
Short-term investments	1,464,610	3,586,710	—
Totals by level	$44,034,586	$5,828,044	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(7,033)	$—
Totals by level	$—	$(7,033)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Sustainable Future Fund

Statement of assets and liabilities
12/31/20

Assets
Investment in securities, at value, including $3,483,023 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $26,900,092)	$44,811,310
Affiliated issuers (identified cost $5,051,320) (Notes 1 and 5)	5,051,320
Cash	271,252
Foreign currency (cost $96) (Note 1)	96
Dividends, interest and other receivables	41,001
Foreign tax reclaim	7,928
Receivable for shares of the fund sold	14,496
Total assets	50,197,403

Liabilities
Payable for shares of the fund repurchased	23,658
Payable for compensation of Manager (Note 2)	20,919
Payable for custodian fees (Note 2)	13,797
Payable for investor servicing fees (Note 2)	5,121
Payable for Trustee compensation and expenses (Note 2)	34,906
Payable for administrative services (Note 2)	509
Payable for distribution fees (Note 2)	2,190
Unrealized depreciation on forward currency contracts (Note 1)	7,033
Collateral on securities loaned, at value (Note 1)	3,586,710
Other accrued expenses	35,965
Total liabilities	3,730,808

Net assets	$46,466,595

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$24,364,485
Total distributable earnings (Note 1)	22,102,110
Total — Representing net assets applicable to capital shares outstanding	$46,466,595

Computation of net asset value Class IA
Net assets	$35,971,407
Number of shares outstanding	1,524,120
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.60

Computation of net asset value Class IB
Net assets	$10,495,188
Number of shares outstanding	446,076
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.53

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Future Fund 9

Statement of operations
Year ended 12/31/20

Investment income
Dividends (net of foreign tax of $3,226)	$167,013
Interest (including interest income of $7,449 from investments in affiliated issuers) (Note 5)	7,502
Securities lending (net of expenses) (Notes 1 and 5)	62,657
Total investment income	237,172

Expenses
Compensation of Manager (Note 2)	197,169
Investor servicing fees (Note 2)	25,206
Custodian fees (Note 2)	15,884
Trustee compensation and expenses (Note 2)	1,589
Distribution fees (Note 2)	21,345
Administrative services (Note 2)	1,100
Auditing and tax fees	25,989
Other	14,903
Total expenses	303,185

Expense reduction (Note 2)	(79)
Net expenses	303,106

Net investment loss	(65,934)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,354,112
Foreign currency transactions (Note 1)	20
Forward currency contracts (Note 1)	(40,013)
Total net realized gain	4,314,119
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	11,659,837
Assets and liabilities in foreign currencies	728
Forward currency contracts	3,126
Total change in net unrealized appreciation	11,663,691

Net gain on investments	15,977,810

Net increase in net assets resulting from operations	$15,911,876

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Sustainable Future Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/20	12/31/19
Increase in net assets
Operations:
Net investment income (loss)	$(65,934)	$50,114
Net realized gain on investments and foreign currency transactions	4,314,119	2,243,919
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,663,691	6,175,079
Net increase in net assets resulting from operations	15,911,876	8,469,112
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(93,702)	(219,206)
Class IB	(8,969)	(48,364)
Net realized short-term gain on investments
Class IA	(292,637)	(486,688)
Class IB	(91,034)	(155,516)
From net realized long-term gain on investments
Class IA	(1,282,993)	(5,349,659)
Class IB	(399,116)	(1,709,425)
Increase (decrease) from capital share transactions (Note 4)	(289,400)	3,368,768
Total increase in net assets	13,454,025	3,869,022
Net assets:
Beginning of year	33,012,570	29,143,548
End of year	$46,466,595	$33,012,570

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Future Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/20	$16.79	(.02)	7.99	7.97	(.07)	(1.09)	(1.16)	$23.60	52.99	$35,971.78		(.12)	50
12/31/19	16.87	.04	4.52	4.56	(.17)	(4.47)	(4.64)	16.79	30.32	25,042.78		.21	57
12/31/18	18.48	.16[e]	(1.00)	(.84)	(.16)	(.61)	(.77)	16.87	(4.64)	21,908	.82[f]	.87[e,f]	99
12/31/17	17.62	.14	1.72	1.86	(.19)	(.81)	(1.00)	18.48	10.94	27,976.78		.81	61
12/31/16	17.85	.22	1.90	2.12	(.17)	(2.18)	(2.35)	17.62	13.23	28,724	.79[f]	1.32[f]	84
Class IB
12/31/20	$16.73	(.07)	7.98	7.91	(.02)	(1.09)	(1.11)	$23.53	52.62	$10,495	1.03	(.37)	50
12/31/19	16.81	(.01)	4.52	4.51	(.12)	(4.47)	(4.59)	16.73	30.01	7,971	1.03	(.04)	57
12/31/18	18.42	.12[e]	(1.01)	(.89)	(.11)	(.61)	(.72)	16.81	(4.94)	7,235	1.07[f]	.62[e,f]	99
12/31/17	17.56	.10	1.72	1.82	(.15)	(.81)	(.96)	18.42	10.71	9,350	1.03	.55	61
12/31/16	17.79	.18	1.89	2.07	(.12)	(2.18)	(2.30)	17.56	12.93	10,013	1.04[f]	1.07[f]	84

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
		average net
	Per share	assets
Class IA	$0.10	0.51%
Class IB	0.09	0.51

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

Percentage of average net
assets
12/31/18	0.07%
12/31/16	<0.01

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Sustainable Future Fund

Notes to financial statements 12/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2020 through December 31, 2020.

Putnam VT Sustainable Future Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services that Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also invest in non-U.S. companies. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate strong financial growth and profitability. Accordingly, in selecting investments, Putnam Management considers the extent to which a company’s products or services may provide solutions that directly impact sustainable environmental, social and economic development. Environmental impact may include, for example, reduction of carbon emissions and improved water quality. Social impact may include, for example, fair labor practices and responsible supply chain management. Economic development may include, for example, stakeholder analysis and shared value approaches to business practices. It is likely that the metrics and measurements that we use to evaluate environmental, social and economic development impacts will continue to evolve over time.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Putnam VT Sustainable Future Fund 13

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,033 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,586,710 and the value of securities loaned amounted to $3,483,023.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent

14 Putnam VT Sustainable Future Fund

differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from net operating loss and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $108,851 to decrease distributions in excess of net investment income and $108,851 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$18,204,074
Unrealized depreciation	(381,060)
Net unrealized appreciation	17,823,014
Undistributed short-term gain	1,482,996
Undistributed long-term gain	2,795,545
Cost for federal income tax purposes	$32,032,583

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 41.9% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.547% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$19,232
Class IB	5,974
Total	$25,206

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $79 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $27, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities,
(Long-term)	$17,324,396	$20,299,120
U.S. government securities
(Long-term)	—	—
Total	$17,324,396	$20,299,120

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Sustainable Future Fund 15

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/20		Year ended 12/31/19		Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	261,112	$5,074,755	68,640	$1,245,074	24,006	$442,798	47,027	$776,252
Shares issued in connection with
reinvestment of distributions	127,527	1,669,332	403,703	6,055,553	38,188	499,119	127,724	1,913,305
	388,639	6,744,087	472,343	7,300,627	62,194	941,917	174,751	2,689,557
Shares repurchased	(356,106)	(6,300,906)	(279,557)	(4,537,787)	(92,590)	(1,674,498)	(128,658)	(2,083,629)
Net increase (decrease)	32,533	$443,181	192,786	$2,762,840	(30,396)	$(732,581)	46,093	$605,928

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/19	Purchase Cost	Sale Proceeds	Investment Income	12/31/20
Short-term investments
Putnam Cash Collateral Pool, LLC*	$4,134,850	$31,031,733	$31,579,873	$24,201	$3,586,710
Putnam Short Term Investment
Fund**	1,253,765	12,465,634	12,254,789	7,449	1,464,610
Total Short-term investments	$5,388,615	$43,497,367	$43,834,662	$31,650	$5,051,320

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$880,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$—	Payables	$7,033
Total		$—		$7,033

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(40,013)	$(40,013)
Total	$(40,013)	$(40,013)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$3,126	$3,126
Total	$3,126	$3,126

16 Putnam VT Sustainable Future Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$—	$—	$—	$—	$—
Total Assets	$—	$—	$—	$—	$—	$—	$—
Liabilities:
Forward currency contracts#	1,727	2,641	1,337	395	696	237	7,033
Total Liabilities	$1,727	$2,641	$1,337	$395	$696	$237	$7,033
Total Financial and Derivative
Net Assets	$(1,727)	$(2,641)	$(1,337)	$(395)	$(696)	$(237)	$(7,033)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—
Net amount	$(1,727)	$(2,641)	$(1,337)	$(395)	$(696)	$(237)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,082,489 as a capital gain dividend with respect to the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 24.58% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Sustainable Future Fund 17

## About the Trustees

| Name<br>Year of birth<br>Position held | Principal occupations during past five years | Other directorships | |
|---|---|---|---|
| **Independent Trustees** | | | |
| **Liaquat Ahamed**<br>Born 1952<br>Trustee since 2012 | Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.* | Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy. |  |
| **Ravi Akhoury**<br>Born 1947<br>Trustee since 2009 | Private investor | Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc. |  |
| **Barbara M. Baumann**<br>Born 1955<br>Trustee since 2010 | President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. | Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation. |  |
| **Katinka Domotorffy**<br>Born 1975<br>Trustee since 2012 | Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. | Director of the Great Lakes Science Center and of College Now Greater Cleveland. |  |
| **Catharine Bond Hill**<br>Born 1954<br>Trustee since 2017 | Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College. | Director of Yale-NUS College and Trustee of Yale University. |  |
| **Paul L. Joskow**<br>Born 1947<br>Trustee since 1997 | The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. | Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra. |  |
| **Kenneth R. Leibler**<br>Born 1949<br>Trustee since 2006<br>Vice Chair from 2016 to 2018, and Chair since 2018 | Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation. | Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange. |  |
| **George Putnam, III**<br>Born 1951<br>Trustee since 1984 | Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds. | Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School. |  |

18 Putnam VT Sustainable Future Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2020, there were 97 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial
Vice President and Chief Compliance Officer	Since 2004	Officer, Principal Accounting Officer, and
Since 2016		Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT Sustainable Future Fund 19

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20 Putnam VT Sustainable Future Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Sustainable Future Fund 21

This report has been prepared for the shareholders
of Putnam VT Sustainable Future Fund.	VTAN075 324340 2/21

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2020	$22,308	$ —	$3,649	$ —
December 31, 2019	$22,745	$ —	$3,476	$ —

For the fiscal years ended December 31, 2020 and December 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $617,343 and $161,151 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2020	$ —	$613,694	$ —	$ —
December 31, 2019	$ —	$157,575	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021